Northwestern Mutual Series Fund, Inc.

Supplement Dated January 2, 2009 to the

Prospectus Dated April 30, 2008

The following information supplements the Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Series Fund”) dated April 30, 2008 (the “Prospectus”), a copy of which you have already received. You should read this Supplement together with the Prospectus. Please retain this Supplement for future reference.

Temporary Management Fee Waiver for Money Market Portfolio

In light of current economic and market conditions, Mason Street Advisors, LLC (“Mason Street Advisors”), investment adviser to the Money Market Portfolio of the Series Fund (the “Portfolio”) has elected to waive the 30 basis point fee it receives for managing the Portfolio’s assets on a temporary basis, effective December 31, 2008. This fee waiver, which is voluntary, will be reviewed periodically by Mason Street Advisors in light of market and economic developments and may be revised or discontinued at any time.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.